Exhibit 99.1

HAWK SEARCH, INC.

FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2020

HAWK SEARCH, INC.

FOR THE YEAR ENDED DECEMBER 31, 2020

Table of Contents

Page
Financial Statements

Independent Auditors’ Report	1 ‑ 2

Balance sheet	3

Statement of operations	4

Statement of changes in stockholders' deficit	5

Statement of cash flows	6

Notes to financial statements	7 ‑ 12

Independent Auditors’ Report

To the Stockholders

Hawk Search, Inc.

We have audited the accompanying financial statements of Hawk Search, Inc. (the “Company”), which comprise the balance sheet as of December 31, 2020, and the related statements of operations, changes in stockholders’ deficit, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the results of its operations, changes in stockholders’ deficit and cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Other Matter

As discussed in note 8 to the financial statements, on May 28, 2021 the Company was sold to Bridgeline Digital, Inc. (“Bridgeline”). As of that date, the Company became a wholly‑owned subsidiary of Bridgeline. Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies, LLP

Harrison, NY

August 12, 2021

HAWK SEARCH, INC.

BALANCE SHEET

DECEMBER 31, 2020

ASSETS

Cash	$234,385
Accounts receivable	420,194
Other current assets	41,323
Due from related parties	21,126

TOTAL ASSETS	$717,028

LIABILITIES AND STOCKHOLDERS' DEFICIT

Accounts payable	$680,062
Accrued expenses and other current liabilities	33,959
Due to related parties	45,658
Deferred revenue	730,565

Total liabilities	1,490,244

Commitments and contingencies (Note 7)

Stockholders' Deficit:
Common stock, $0.01 par value, 10,000 shares authorized, issued and outstanding	100
Accumulated deficit	(773,316)

Total stockholders' deficit	(773,216)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$717,028

The accompanying notes are an integral part of these financial statements.

HAWK SEARCH, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

Revenues	$3,947,130

Cost of services	2,035,179

Gross profit	1,911,951

Operating expenses	3,152,583

Loss from operations	(1,240,632)

Other income:
Government grant income (Note 4)	198,100

Loss before provision for income taxes	(1,042,532)

Benefit from income taxes	35,066

Net loss	$(1,007,466)

The accompanying notes are an integral part of these financial statements.

HAWK SEARCH, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

FOR THE YEAR ENDED DECEMBER 31, 2020

	Common Stock		Retained Earnings
	Shares	Amount	(Deficit)	Total
Balance ‑ January 1, 2020	10,000	$100	$234,150	$234,250

Net loss	-	-	(1,007,466)	(1,007,466)

BALANCE ‑ DECEMBER 31, 2020	10,000	$100	$(773,316)	$(773,216)

The accompanying notes are an integral part of these financial statements.

HAWK SEARCH, INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2020

Cash flows from operating activities:
Net loss	$(1,007,466)
Adjustments to reconcile net loss to net cash used in operating activities:
Government grant income (Note 4)	(198,100)
Changes in operating assets and liabilities:
Accounts receivable	(138,467)
Other current assets	8,677
Accounts payable	561,726
Accrued expenses and other current liabilities	33,959
Due to/from related parties	20,200
Deferred revenue	591,649

Net cash used in operating activities	(127,822)

Cash flows from financing activities:
Proceeds received under Paycheck Protection Program	198,100

Net increase in cash	70,278

Cash ‑ beginning	164,107

CASH ‑ ENDING	$234,385

Supplemental disclosures of cash flow information:
Income taxes paid	$1,290

The accompanying notes are an integral part of these financial statements.

HAWK SEARCH, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 1.	DESCRIPTION OF BUSINESS

Hawk Search, Inc. (the "Company") is an intelligent search and recommendations platform that powers success for any size business across all industries, whose goal is to equip organizations with innovative tools to deliver accurate and customizable search experiences that enable users to find the relevant results for their needs in context, no matter the device, platform, or language. The Company delivers engaging and personalized search functionality through its innovative features, which enable marketers, merchandisers and developers to accomplish their goals. The Company was incorporated under the laws of the state of Illinois in 2012.

In March 2020, the World Health Organization declared the outbreak of novel coronavirus disease (“COVID‑19”) as a pandemic. The Company has adjusted certain aspects of its operations to protect employees and customers while still meeting customers’ needs for vital technology. The Company will continue to monitor the situation closely and it is possible that it will implement further measures. In light of the uncertainty as to the severity and duration of the pandemic, the impact on its revenues, profitability and financial position is uncertain at this time.

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. The most significant estimates included in these financial statements are the valuation of accounts receivable, including the adequacy of the allowance for doubtful accounts, and recognition and measurement of deferred revenues. The complexity of the estimation process and factors relating to assumptions, risks and uncertainties inherent with the use of the estimates affect the amount of revenue and related expenses reported in the Company’s financial statements. Internal and external factors can affect the Company’s estimates. Actual results could differ from those estimates.

Accounts receivable

Accounts receivable are stated at the amount the Company expects to collect. The Company maintains allowances for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. Management considers the following factors when determining the collectability of specific customer accounts: customer credit‑worthiness, past transaction history with the customer, current economic industry trends, and changes in customer payment terms. If the financial conditions of the Company's customers were to deteriorate, adversely affecting their ability to make payments, additional allowances would be required. Based on management's assessment, the Company provides for estimated uncollectible amounts through a charge to earnings and a credit to a valuation allowance. Balances that remain outstanding after the Company has made reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. At December 31, 2020, management determined that no allowance for doubtful accounts was necessary.

HAWK SEARCH, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue recognition

Revenue is recognized when control of services is transferred to the Company’s customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those services. If the consideration promised in a contract includes a variable amount, for example, overage fees, contingent fees or service level penalties, the Company includes an estimate of the amount it expects to receive for the total transaction price if it is probable that a significant reversal of cumulative revenue recognized will not occur. Revenue is reported net of applicable sales and use tax.

The Company recognizes revenue from contracts with customers using a five‑step model, which is described below:

●	Identify the customer contract;

●	Identify performance obligations that are distinct;

●	Determine the transaction price;

●	Allocate the transaction price to the distinct performance obligations; and

●	Recognize revenue as the performance obligations are satisfied.

Identify the customer contract

A customer contract is generally identified when there is approval and commitment from both the Company and its customer, the rights have been identified, payment terms are identified, the contract has commercial substance and collectability and consideration is probable.

Identify performance obligations that are distinct

A performance obligation is a promise to provide a distinct good or service or a series of distinct goods or services. A good or service that is promised to a customer is distinct if the customer can benefit from the good or service either on its own or together with other resources that are readily available to the customer, and a company’s promise to transfer the good or service to the customer is separately identifiable from other promises in the contract.

Determine the transaction price

The transaction price is the amount of consideration to which the Company expects to be entitled in exchange for transferring goods or services to a customer, excluding sales taxes that are collected on behalf of government agencies.

Allocate the transaction price to distinct performance obligations

The transaction price is allocated to each performance obligation based on the relative standalone selling prices (“SSP”) of the goods or services being provided to the customer. The Company determines the SSP of its goods and services based upon the historical average sales prices for each type of software license and professional services sold.

HAWK SEARCH, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income taxes (continued)

Recognize revenue as the performance obligations are satisfied

Revenue is recognized when or as control of the promised goods or services is transferred to customers. Revenue from SaaS licenses is recognized ratably over the subscription period beginning on the date the license is made available to customers. Most subscription contracts are three‑year terms. Customers who license the software on a perpetual basis receive rights to use the software for an indefinite time period and an option to purchase post‑customer support (“PCS”). PCS revenue is recognized ratably on a straight‑line basis over the period of performance and the perpetual license is recognized upon delivery. The Company also offers hosting services for those customers who purchase a perpetual license and do not want to run the software in their environment. Revenue from hosting is recognized ratably over the service period, ranging from one to three‑year terms. The Company recognizes revenue from professional services as the services are provided.

Customer Payment Terms

Payment terms with customers typically require payment 30 days from invoice date. Payment terms may vary by customer but generally do not exceed 45 days from invoice date. Invoicing for digital engagement services are either monthly or upon achievement of milestones and payment terms for such billings are within the standard terms described above. Invoices for subscriptions and hosting are typically issued monthly and are generally due in the month of service.

The Company records a contract asset when it has a right to payment from a customer that is conditional on events other than the passage of time. The Company also records a contract liability when a customer prepays but the Company has not fulfilled its performance obligations. The Company did not have any significant contract assets as of December 31, 2020. Deferred revenues reflected in the accompanying balance sheets represent amounts billed for which revenue has not yet been recognized. Amounts that have been invoiced are recognized in accounts receivable, deferred revenue or revenue, depending on whether the revenue recognition criteria have been met.

As of December 31, 2020, approximately $731,000 of revenue is expected to be recognized from remaining performance obligations for contracts with original performance obligations that exceed one year. The Company expects to recognize revenue on the full amount of these remaining performance obligations over the next 12 months.

Income taxes

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the Company’s financial statements and tax returns. Deferred income taxes are recognized based on temporary differences between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the temporary differences are expected to reverse. Valuation allowances are provided if based upon the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The Company provides for reserves for potential payments of taxes to various tax authorities related to uncertain tax positions. Reserves are based on a determination of whether and how much of a tax benefit taken by the Company in its tax filings or positions is “more likely than not” to be realized following resolution of any uncertainty related to the tax benefit, assuming that the matter in question will be raised by the tax authorities. Interest and penalties associated with uncertain tax positions are included in the provision for income taxes.

HAWK SEARCH, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising

Advertising costs are expensed as incurred and aggregated to approximately $142,400 for the year ended December 31, 2020.

NOTE 3.	CONCENTRATION OF CREDIT RISK

The Company places its cash at banking institutions which, at times, may be in excess of the Federal Deposit Insurance Corporation ("FDIC") limit. The Company has not experienced any losses in such accounts.

Concentrations of credit risk with respect to accounts receivable are limited because a large number of geographically diverse customers make up the Company's customer base, thus spreading the trade credit risk. Generally, the Company's policies do not require collateral to support accounts receivable.

As of December 31, 2020, two customers represented approximately 16% and 10% of accounts receivable. For the year ended December 31, 2020, no single third party customer accounted for more than 10% of the Company's revenues.

NOTE 4.	PAYCHECK PROTECTION PROGRAM

On April 7, 2020, the Company entered into a loan with Wintrust Bank as the lender in an aggregate principal amount of $198,100 (“PPP Loan”) pursuant to the Paycheck Protection Program (“PPP”). The PPP, which was established as part of the CARES Act, provides for loans to qualifying businesses for amounts up to 2.5 times certain average monthly payroll expenses of the qualifying business. The loan and accrued interest, or a portion thereof, may be forgiven after 24 weeks so long as the borrower uses the loan proceeds for eligible purposes including payroll, benefits, rent, mortgage interest and utilities, and maintains its payroll levels, as defined by the PPP. At least 60% of the amount forgiven must be attributable to payroll costs, as defined by the PPP.

The PPP loan matures two years from the date of first disbursement of proceeds to the Company (the “PPP Loan Date”) and accrues interest at a fixed rate of 1%. The Paycheck Protection Program Flexibility Act of 2020 extended the deferral period for payments of principal, interest, and fees on all PPP loans to the date that the Small Business Administration ("SBA") remits the borrower’s loan forgiveness amount to the lender. The Note provides for prepayment and customary events of default, including, among other things, cross‑defaults on any other loan with the lender. The PPP Loan may be accelerated upon the occurrence of an event of default.

HAWK SEARCH, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 4.	PAYCHECK PROTECTION PROGRAM (CONTINUED)

U.S GAAP does not contain authoritative accounting standards for forgivable loans provided by governmental entities to a for‑profit entity. Absent authoritative accounting standards, interpretative guidance issued and commonly applied by financial statement preparers allows for the selection of accounting policies amongst acceptable alternatives. Based on the facts and circumstances, the Company determined it most appropriate to account for the PPP Loan proceeds as an in‑substance government grant by analogy to International Accounting Standards 20 (“IAS 20”), Accounting for Government Grants and Disclosure of Government Assistance. Under the provisions of IAS 20, “a forgivable loan from government is treated as a government grant when there is reasonable assurance that the entity will meet the terms for forgiveness of the loan.” IAS 20 does not define “reasonable assurance”; however, based on certain interpretations, it is analogous to “probable” as defined in FASB ASC 450‑20‑20 under U.S GAAP, which is the definition the Company has applied to its expectations of PPP Loan forgiveness. Under IAS 20, government grants are recognized in earnings on a systematic basis over the periods in which the Company recognizes costs for which the grant is intended to compensate (i.e., qualified expenses). Further, IAS 20 permits for the recognition in earnings either separately under a general heading such as other income, or as a reduction of the related expenses. The Company has elected to recognize government grant income separately within other income to present a clearer distinction in its financial statements between its operating income and the amount of net income resulting from the PPP loan and subsequent forgiveness. The Company believes this presentation method promotes greater comparability amongst all periods presented.

The Company applied for PPP Loan forgiveness in full and received approval from the SBA on January 8, 2021. If it is determined that the Company was not eligible to receive the PPP loan or that the Company has not adequately complied with the rules, regulations and procedures applicable to the SBA’s loan program, the Company could be subject to penalties and could be required to repay the amounts forgiven.

NOTE 5.	RETIREMENT PLAN

Substantially all of the Company's employees may elect to defer a portion of their annual compensation in the Company‑sponsored 401(k) tax‑deferred savings plan. The Company makes matching contributions in some of these plans. The amount charged to expense for this plan was approximately $60,000 for the year ended December 31, 2020 and is included in "Operating expenses" in the accompanying statement of operations and accumulated deficit.

NOTE 6.	RELATED‑PARTY TRANSACTIONS

During 2020, the Company performed services on behalf of an entity affiliated by common ownership, in which total sales were approximately $1,000,000. Accounts receivable on the accompanying balance sheets include $52,905 (or 13%) due from the Company's affiliate as of December 31, 2020.

During 2020, the Company was charged approximately $2,470,000 by the same affiliated entity, for its share of various expenses. Approximately $2,035,000 and $435,000 are included in "Cost of services" and "Operating expenses", respectively, in the accompanying statement of operations. Amounts included in "Due to related parties" in the accompanying balance sheet consist of amounts arising from charges for operating expenses paid by this related party on the Company's behalf. Accounts payable on the accompanying balance sheets include $585,553 (or 90%) due to the Company's affiliate as of December 31, 2020.

Lease commitments

In connection with the above, during 2020, the Company was charged $5,000 per month for a portion of the base lease and occupancy costs. The total amount charged for 2020 was $60,000 and is included in "Operating expenses" in the accompanying statement of operations and accumulated deficit.

HAWK SEARCH, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2020

NOTE 7.	COMMITMENTS AND CONTINGENCIES

Litigation

The Company is, from time to time, involved in ordinary and routine litigation. Management presently believes that there are no proceedings, individually or in the aggregate, which will have a material adverse effect on the Company's financial position, results of operations or cash flows. Nevertheless, litigation is subject to inherent uncertainties, and unfavorable rulings could occur. An unfavorable ruling could include money damages and, in such event, could result in a material adverse impact on the Company's financial position, results of operations or cash flows for the period in which the ruling occurs. There is no pending litigation, or known threat of litigation, as of the date on which these financial statements were available to be issued.

NOTE 8.	SUBSEQUENT EVENTS

The Company evaluates events occurring after the date of the statement of financial condition for potential recognition or disclosure in its financial statements. The Company did not identify any material subsequent events requiring adjustment to or disclosure in its financial statements, except as disclosed in Note 4 and below.

On May 28, 2021, all of the issued and outstanding shares of the Company were sold to Bridgeline Digital, Inc. ("Bridgeline"). As of that date, the Company became a wholly‑owned subsidiary of Bridgeline. The purchase price consisted of (1) cash paid at closing, (2) deferred cash payable on or before December 31, 2021, (3) shares of the Purchaser’s newly designated Series D Convertible Preferred Stock, and (4) a performance based earn‑out.